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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  July 31, 1997
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                              THE REGISTRY, INC.
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              (Exact name of registrant as specified in charter)

       MASSACHUSETTS              0-28192                   04-2920563
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      (State or other     (Commission File Number)        (I.R.S. Employer
       jurisdiction                                       Identification No.)
       of incorporation)


      189 Wells Avenue, Newton, MA                               02159
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(Address of principal executive offices)                       (Zip Code)



      Registrant's telephone number, including area code:  (617) 527-6886
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                          This is page 1 of 5 pages.
                       Exhibit Index appears on page 4.



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ITEM 2.   ACQUISITION OF ASSETS

     On July 31, 1997, pursuant to an Agreement and Plan of Merger dated May 19, 1997 (the "Renaissance Merger Agreement") among the Registrant, Renaissance Solutions, Inc., a Delaware corporation ("Renaissance") and Rain Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Rain Acquisition"), the Registrant acquired Renaissance through the merger of Rain Acquisition with and into Renaissance. Pursuant to the Renaissance Merger Agreement, each outstanding share of Renaissance capital stock was converted into the right to receive 0.80 shares of the Registrant's common stock. The Registrant also assumed outstanding Renaissance stock options ("Renaissance Stock Options") which were converted into options for the Registrant's common stock on the same conversion ratio. Immediately prior to the merger, there were 9,573,204 shares of Renaissance Common Stock and 1,364,895 Renaissance Stock Options outstanding. The amount and nature of the consideration was determined by arms-length negotiation among the parties.

     The foregoing description is qualified in its entirety by reference to the Renaissance Merger Agreement, a copy of which is incorporated herein by reference as Exhibit 2.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Financial Statements of the Acquired Business

     (a) The required financial statements with respect to the acquired business referred to in Item 2 of the Report are incorporated by reference from the Registrant's registration statement on Form S-4 (File No. 333-29755), as filed with the Commission on June 24, 1997 and are hereby incorporated by reference.

     (b) The required pro forma financial information with respect to the acquired business referred to in Item 2 of the Report are incorporated by reference from the Registrant's registration statement on Form S-4 (File No. 333-29755), as filed with the Commission on June 24, 1997 and are hereby incorporated by reference.

     (c)  Exhibits:

     2.1 Agreement and Plan of Merger dated May 19, 1997 among The Registry, Inc., Renaissance Solutions, Inc. and Rain Acquisition Corp. (Incorporated by reference from the Registrant's Current Report on Form 8-K dated May 23, 1997.)

     23.1 Consent - Deloitte & Touche LLP, Independent Auditors.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE REGISTRY, INC.


                                            By: /s/ Robert E. Foley
                                                -----------------------------
                                                Name:  Robert E. Foley
                                                Title: Chief Financial
                                                       Officer and Treasurer


Date:  August 11, 1997

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                                 EXHIBIT INDEX


Exhibit No.     Description of Exhibits                  Page
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23.1            Consent -  Deloitte & Touche LLP,          5
                Independent Auditors.





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